SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2008

  EPIX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

            Delaware
(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815
(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 761-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2008, the Compensation Committee of EPIX Pharmaceuticals, Inc. (the “Company”) approved forms of Restricted Stock Unit Agreements pursuant to the Company’s Amended and Restated 1992 Incentive Plan and Amended and Restated 2003 Stock Incentive Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Form of Restricted Stock Unit Agreement under the Amended and Restated 1992 Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement under the Amended and Restated 2003 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.

February 22, 2008	By:	/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Agreement under the Amended and Restated 1992 Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement under the Amended and Restated 2003 Stock Incentive Plan.